Exhibit 99.1

International Headquarters

2150 St. Elzéar Blvd. West

Laval, Quebec H7L 4A8

Phone: 514.744.6792

Fax: 514.744.6272

Contact Information:
Investors:	Media:
Laurie W. Little	Renee E. Soto/Meghan Gavigan
Valeant Pharmaceuticals International, Inc.	Sard Verbinnen & Co.
949-461-6002	212-687-8080
laurie.little@valeant.com	rsoto@sardverb.com/mgavigan@sardverb.com

VALEANT PHARMACEUTICALS REPORTS

SECOND QUARTER 2014 FINANCIAL RESULTS

•	2014 Second Quarter Total Revenue $2.0 billion; an increase of 86% over the prior year

•	Overall organic growth was 4% for same store sales and 8% pro forma, excluding divested facial injectable products; Bausch + Lomb grew 12%

•	2014 Second Quarter GAAP EPS $0.37; Cash EPS $1.91, an increase of 43%

•	2014 Second Quarter GAAP Operating Cash Flow $376 million; Adjusted Operating Cash Flow $500 million

•	Highlights of the Second Quarter

•	Launched 17 new products in the U.S. year-to-date

•	Sold facial injectable assets to Galderma S.A. for approximately $1.4 billion; $300+ million gain

•	Proceeds will be used to fund Allergan and/or deploy on additional business development opportunities

•	Received FDA approval for Jublia® earlier than expected; stronger than anticipated label

•	Reached agreement with Irish Government and Unions to successfully restructure the Bausch + Lomb contact lens plant in Ireland

•	Signed three small, but critical business development deals in Indonesia, the Middle East and North Africa, and Asian colored contact lens

•	Items to Be Discussed on the Conference Call Scheduled for 8:00 am ET Today

•	Second Quarter 2014 review

•	Financial guidance for 2014

•	Financial outlook for 2015 — 2016

•	Allergan update

•	Presentation immediately available under the Investor Relations tab at www.valeant.com

Laval, Quebec — July 31, 2014 — Valeant Pharmaceuticals International, Inc. (NYSE: VRX) (TSX: VRX) announces second quarter financial results for 2014.

“Valeant once again delivered strong quarterly results and, as expected, organic growth has accelerated from the first quarter,” stated J. Michael Pearson, chairman and chief executive officer. “As we look across the entire business, I have never been more confident about the growth trajectory across the entire company. For the first time, we are providing a financial outlook for revenue and organic growth, by business unit and geography, for 2015 and 2016 so that investors can both model and track our performance going forward.”

Valeant Second Quarter Financial Results

Valeant’s total revenues were $2.0 billion, up 86% compared to the second quarter of 2013 driven by strong growth in almost all of our businesses, including a rebound in our emerging markets in Europe (same store sales organic growth of 13%), continued strong results in Asia (same store sales organic growth of 17%), and robust performance in the U.S. contact lens business (organic growth of 37%) and the U.S. Bausch + Lomb consumer businesses (organic growth of 12%).

Same store organic product sales growth for Valeant was 4% in the second quarter of 2014, while pro forma organic growth was 8%, both which exclude certain aesthetic products that were divested to Galderma S.A., as well as 12% organic growth in our Bausch + Lomb businesses. Excluding the impact of generics, same store sales organic product sales growth was 10% and pro forma organic product sales growth for Valeant was 11%. As mentioned in previous conference calls, we continue to expect a significant acceleration of organic growth in the second half of the year.

The Company reported net income of $126 million for the second quarter of 2014, or $0.37 per diluted share. On a Cash EPS basis, adjusted income was $651 million or $1.91 per diluted share, an increase of 43% over the prior year.

GAAP cash flow from operations was $376 million in the second quarter of 2014, an increase of 23% over the second quarter of 2013, and adjusted cash flow from operations was $500 million, an increase of 18% over the prior year.

Conference Call and Webcast Information

The Company will host a conference call and a live Internet webcast along with a slide presentation today at 8:00 a.m. ET (5:00 a.m. PT), July 31, 2014 to discuss its second quarter financial results for 2014. The dial-in number to participate on this call is (877) 876-8393 confirmation code 72826220. International callers should dial (973) 200-3961, confirmation code 72826220. A replay will be available approximately two hours following the conclusion of the conference call through August 9, 2014 and can be accessed by dialing (855) 859-2056, or (404) 537-3406, confirmation code 72826220. The live webcast of the conference call may be accessed through the investor relations section of the Company’s corporate website at www.valeant.com.

About Valeant

Valeant Pharmaceuticals International, Inc. (NYSE/TSX:VRX) is a multinational specialty pharmaceutical company that develops, manufactures and markets a broad range of pharmaceutical products primarily in the areas of dermatology, eye health, neurology and branded generics. More information about Valeant can be found at www.valeant.com.

Forward-looking Statements

This press release may contain forward-looking statements, including, but not limited to, statements regarding expectations with respect to future organic growth and matters expected to be discussed in the scheduled conference call. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company’s most recent annual or quarterly report and detailed from time to time in Valeant’s other filings with the Securities and Exchange Commission and the Canadian Securities Administrators, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Valeant undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect actual outcomes.

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization and other non-cash charges, amortization including intangible asset impairments and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes. Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Financial Tables follow.

###

Valeant Pharmaceuticals International, Inc.	Table 1
Condensed Consolidated Statements of Income (Loss)
For the Three and Six Months Ended June 30, 2014 and 2013

	Three Months Ended June 30,		Six Months Ended June 30,
(In millions)	2014	2013	2014	2013

Product sales	$1,994.1	$1,063.5	$3,845.2	$2,102.4
Other revenues	47.0	32.2	82.1	61.7

Total revenues	2,041.1	1,095.7	3,927.3	2,164.1

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	569.6	283.2	1,073.7	568.1
Cost of other revenues	16.0	14.5	30.3	29.9
Selling, general and administrative (“SG&A”)	515.7	257.3	997.7	499.2
Research and development	66.5	24.5	127.8	48.3
Acquisition-related contingent consideration	1.9	3.7	10.8	1.5
In-process research and development impairments and other charges	8.4	4.8	20.4	4.8
Other (Income)/Expense	(0.4)	1.1	(43.7)	5.6
Restructuring, integration, acquisition-related and other costs	142.7	61.5	277.8	118.4
Amortization and impairments of finite-lived intangible assets	365.6	303.6	720.8	629.8

	1,686.0	954.2	3,215.6	1,905.6

Operating income (loss)	355.1	141.5	711.7	258.5

Interest expense, net	(240.0)	(175.8)	(484.7)	(329.5)
Loss on extinguishment of debt	—	—	(93.7)	(21.4)
Gain (loss) on investments, net	2.5	3.9	2.5	5.8
Foreign exchange and other	3.4	(10.0)	(10.0)	(8.6)

Income (loss) before (recovery of) provision for income taxes	121.0	(40.4)	125.8	(95.2)

(Recovery of) provision for income taxes	(1.0)	(51.2)	24.1	(78.5)

Net income (loss)	122.0	10.8	101.7	(16.7)

Less: Net income (loss) attributable to noncontrolling interest	(3.8)	—	(1.5)	—

Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$125.8	$10.8	$103.2	$(16.7)

Earnings (loss) per share:

Basic:
Earnings (loss)	$0.38	$0.04	$0.31	$(0.05)

Shares used in per share computation	335.3	308.1	335.1	307.7

Diluted:
Earnings (loss)	$0.37	$0.03	$0.30	$(0.05)

Shares used in per share computation	341.3	314.4	341.4	307.7

Valeant Pharmaceuticals International, Inc.	Table 2
Reconciliation of GAAP EPS to Cash EPS
For the Three and Six Months Ended June 30, 2014 and 2013

	Three Months Ended June 30,		Six Months Ended June 30,
(In millions)	2014	2013	2014	2013

Net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$125.8	$10.8	$103.2	$(16.7)

Non-GAAP adjustments (a):
Inventory step-up (b)	4.3	26.6	9.6	69.8
PP&E step-up/down (c)	4.6	0.6	9.5	0.6
Stock-based compensation (d)	(1.7)	17.1	4.3	16.8
Acquisition-related contingent consideration (e)	1.9	3.7	10.8	1.5
In-process research and development impairments and other charges (f)	8.4	4.8	20.4	4.8
Other Income/(Expense) (g)	(0.4)	1.1	(43.7)	5.6
Restructuring, integration, acquisition-related and other costs (h)	142.7	61.5	277.8	118.4
Amortization and impairments of finite-lived intangible assets and other non-GAAP charges (i)	380.6	316.0	744.7	652.9

	540.4	431.4	1,033.4	870.4
Amortization of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest (j)	11.2	33.3	23.4	42.9
Loss on extinguishment of debt	—	—	93.7	21.4
(Gain) loss on disposal of fixed assets and assets held for sale/impairment, net	—	—	0.8	—
Foreign exchange and other (k)	(5.4)	8.3	7.2	8.3
Tax (l)	(21.4)	(63.3)	(11.4)	(100.6)

Total adjustments	524.8	409.7	1,147.1	842.4

Adjusted net income attributable to Valeant Pharmaceuticals International, Inc.	$650.6	$420.5	$1,250.3	$825.7

GAAP earnings (loss) per share - diluted	$0.37	$0.03	$0.30	$(0.05)

Cash earnings per share - diluted	$1.91	$1.34	$3.66	$2.63

Shares used in diluted per share calculation - Cash earnings per share	341.3	314.4	341.4	314.1

(a)	See footnote (a) to Table 2a and Table 2b.
(b)	See footnote (b) to Table 2a and Table 2b.
(c)	See footnote (c) to Table 2a and Table 2b.
(d)	See footnote (d) to Table 2a and Table 2b.
(e)	See footnote (e) to Table 2a and Table 2b.
(f)	See footnote (f) to Table 2a and Table 2b.
(g)	See footnote (g) to Table 2a and Table 2b.
(h)	See footnote (h)(i) to Table 2a and Table 2b.
(i)	See footnote (c) to Table 2a and Table 2b.
(j)	See footnote (j) to Table 2a and Table 2b.
(k)	See footnote (k) to Table 2a and Table 2b.
(l)	See footnote (l) to Table 2a and Table 2b.

Valeant Pharmaceuticals International, Inc.	Table 2a
Reconciliation of GAAP EPS to Cash EPS
For the Three Months Ended June 30, 2014 and 2013

	Non-GAAP Adjustments(a) for
	Three Months Ended June 30,
(In millions)	2014		2013

Product sales	$—		$—
Other revenues	—		—

Total revenues	—		—

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	(17.7	) (b)(c)	(39.1	) (b)(c)
Cost of other revenues	—		—
Selling, general and administrative (“SG&A”)	(4.1	) (d)	(17.6	) (d)
Research and development	(0.4)		—
Acquisition-related contingent consideration	(1.9	) (e)	(3.7	) (e)
In-process research and development impairments and other charges	(8.4	) (f)	(4.8	) (f)
Other Income/(Expense)	0.4		(1.1	) (g)
Restructuring, integration, acquisition-related and other costs	(142.7	) (h)	(61.5	) (i)
Amortization and impairments of finite-lived intangible assets	(365.6)		(303.6)

	(540.4)		(431.4)

Operating income (loss)	540.4		431.4

Interest expense, net	11.2	(j)	33.3	(j)
Gain (loss) on extinguishment of debt	—		—
Foreign exchange and other	(5.4	) (k)	8.3	(k)

Income (loss) before (recovery of) provision for income taxes	546.2		473.0

(Recovery of) provision for income taxes	(21.4	) (l)	(63.3	) (l)

Total adjustments to net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$524.8		$409.7

Earnings (loss) per share:

Diluted:
Total adjustments to earnings (loss)	$1.54		$1.30

Shares used in per share computation	341.3		314.4

(a)	To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, integration, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization including intangible asset impairments and other non-cash charges, amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(b)	ASC 805, accounting for business combinations requires an inventory fair value step-up whose total impact for the three months ended June 30, 2014 is $4.3 million primarily relating to the acquisition of Solta Medical, Inc. on January 23, 2014. For the three months ended June 30, 2013 the impact of inventory fair value step-up is $26.6 million primarily relating to the acquisition of Medicis Pharmaceutical Corporation on December 11, 2012.
(c)	For the three months ended June 30, 2014 and 2013 cost of goods sold include costs associated with integration related tech transfers, $7.0 million and $10.7 million, respectively and $1.5 million and $1.4 million, respectively, of amortization of a BMS fair value inventory adjustment. For the three months ended June 30, 2014 cost of goods sold includes PP&E step up of $4.9 million related to the acquisition of Bausch & Lomb Holdings Incorporated.
(d)	For the three months ended June 30, 2014 SG&A primarily includes ($1.7) million of stock-based compensation which reflects the acceleration of certain equity instruments and registration fees associated with the pending Allergan transaction, $6.2 million. For the three months ended June 30, 2013 SG&A primarily includes $17.1 million of stock-based compensation which reflects the one time modification and cash settlement of certain board of directors equity instruments and the amortization of the fair value step-up increment resulting from the merger of Legacy Valeant into Legacy Biovail.
(e)	Net expense from the changes in acquisition-related contingent consideration for the three months ended June 30, 2014 and 2013 of $1.9 million and $3.7 million, respectively.
(f)	In-process research and development impairments and other charges for the three months ended June 30, 2014 of $8.4 million primarily due to payments to third parties with the achievement of specific development and regulatory milestones under our R&D programs, including Jublia®. In-process research and development impairments and other charges for the three months ended June 30, 2013 of $4.8 million relates to impairment charges for IPR&D assets.
(g)	For the three months ended June 30, 2013 other income/(expense) of ($1.1) million relates to the litigation settlements and associated legal fees of patent-related and anti-trust litigations.
(h)	Restructuring, integration, acquisition-related and other costs of $142.7 million primarily represent costs relating to the restructuring of a manufacturing facility in Waterford, Ireland, the acquisitions of Bausch & Lomb Holdings Incorporated and Solta Medical, Inc., other Valeant restructuring and integration initiatives and the acquisition of OnPharma Inc. These include $69.1 million of employee severance costs, $50.2 million relating to duplicative labor, contract terminations, integration consulting, transition services, and other, $14.4 million relating to facility closure costs, $4.9 million relating to other, $2.8 million relating to non-personnel manufacturing integration costs, $0.7 million of other non-cash charges and $0.6 million relating to acquisition costs.
(i)	Restructuring, integration, acquisition-related and other costs of $61.5 million represent costs related to the acquisitions of Medicis Pharmaceutical Corporation, Obagi Medical Products, Inc. and other internal Valeant restructuring and integration initiatives. These include $25.5 million related to integration consulting, duplicative labor, transition services, and other, $11.6 million related to employee severance costs, $7.9 million related to acquisition costs, $5.1 million related to facility closure costs, $4.6 million related to other, $3.5 million of other non-cash charges and $2.2 million of stock-based compensation and $1.1 million related to non-personnel manufacturing integration costs.
(j)	Non-cash interest expense associated with amortization and write-down of deferred financing costs and debt discounts for the three months ended June 30, 2014 is $11.2 million. For the three months ended June 30, 2013 non-cash interest expense associated with amortization and write-down of deferred financing costs and debt discounts is $33.3 million.
(k)	Unrealized foreign exchange (gain)/loss on intercompany financing arrangements for the three months ended June 30, 2014 and 2013 of ($5.4) million and $8.3 million, respectively.
(l)	Total tax effect of non-GAAP pre-tax adjustments, resolution of uncertain tax positions and change in valuation allowance associated with deferred tax asset.

Valeant Pharmaceuticals International, Inc.	Table 2b
Reconciliation of GAAP EPS to Cash EPS
For the Six Months Ended June 30, 2014 and 2013

	Non-GAAP Adjustments(a) for
	Six Months Ended June 30,
(In millions)	2014		2013

Product sales	$—		$—
Other revenues	—		—

Total revenues	—		—

Cost of goods sold (exclusive of amortization and impairments of finite-lived intangible assets shown separately below)	(37.3	) (b)(c)	(93.0	) (b)(c)
Cost of other revenues	—		—
Selling, general and administrative (“SG&A”)	(10.1	) (d)	(17.3	) (d)
Research and development	(0.7)		—
Acquisition-related contingent consideration	(10.8	) (e)	(1.5	) (e)
In-process research and development impairments and other charges	(20.4	) (f)	(4.8	) (f)
Other Income/(Expense)	43.7	(g)	(5.6	) (g)
Restructuring, integration, acquisition-related and other costs	(277.8	) (h)	(118.4	) (i)
Amortization and impairments of finite-lived intangible assets	(720.8)		(629.8)

	(1,034.2)		(870.4)

Operating income (loss)	1,034.2		870.4

Interest expense, net	23.4	(j)	42.9	(j)
Loss on extinguishment of debt	93.7		21.4
Foreign exchange and other	7.2	(k)	8.3	(k)

Income (loss) before (recovery of) provision for income taxes	1,158.5		943.0

(Recovery of) provision for income taxes	(11.4	) (l)	(100.6	) (l)

Total adjustments to net income (loss) attributable to Valeant Pharmaceuticals International, Inc.	$1,147.1		$842.4

Earnings (loss) per share:

Diluted:
Total adjustments to earnings (loss)	$3.36		$2.68

Shares used in per share computation	341.4		314.1

(a)	To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the company uses non-GAAP financial measures that exclude certain items, such as amortization of inventory step-up, amortization of alliance product assets & property, plant and equipment step up, stock-based compensation step-up, contingent consideration fair value adjustments, restructuring, integration, acquisition-related and other costs, In-process research and development, impairments and other charges, (“IPR&D”), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization including intangible asset impairments and other non-cash charges, amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest, loss on extinguishment of debt, (gain) loss on assets sold/held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes.

Management uses non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. By disclosing non-GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the company’s core operating results and trends for the periods presented. Non-GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

(b)	ASC 805, accounting for business combinations requires an inventory fair value step-up whose total impact for the six months ended June 30, 2014 is $9.6 million primarily relating to the acquisition of Solta Medical, Inc. on January 23, 2014. For the six months ended June 30, 2013 the impact of inventory fair value step-up is $69.8 million primarily relating to the acquisition of Medicis Pharmaceutical Corporation on December 11, 2012.
(c)	For the six months ended June 30, 2014 and 2013 cost of goods sold include $14.6 million and $18.1 million, respectively, of cost associated with integration related tech transfers and $3.0 million and $3.5 million, respectively, of amortization of a BMS fair value inventory adjustment. The six months ended June 30, 2014 also includes $10.1 million of PP&E step up primarily relating to the acquisition of Bausch & Lomb Holdings Incorporated on August 5, 2013.
(d)	For the six months ended June 30, 2014 SG&A primarily includes $4.3 million of stock-based compensation which reflects the acceleration of certain equity instruments and registration fees associated with the pending Allergan transaction, $6.2 million. For the six months ended June 30, 2013 SG&A primarily includes $16.8 million of stock-based compensation which reflects the one time modification and cash settlement of certain board of directors equity instruments and the amortization of the fair value step-up increment resulting from the merger of Legacy Valeant into Legacy Biovail.
(e)	Net expense from the changes in acquisition-related contingent consideration for the six months ended June 30, 2014 and 2013 is $10.8 million and $1.5 million, respectively.
(f)	In-process research and development impairments and other charges for the six months ended June 30, 2014 of $20.4 million related to an up-front payment made in connection with an amendment to a license and distribution agreement with a third party, $12.0 million, and payments to third parties with the achievement of specific development and regulatory milestones under our R&D programs, including Jublia®, $8.4 million. For the six months ended June 30, 2013 of $4.8 million relates to impairment charges for IPR&D assets.
(g)	For the six months ended June 30, 2014 other income/(expense) of $43.7 million primarily relates to the reversal of the AntiGrippin® litigation reserve, $50.0 million, partially offset by ($5.6) million expense related to a settlement of a preexisting relationship with respect to the acquisition of Solta Medical, Inc. For the six months ended June 30, 2013 other income/(expense) of ($5.6) million relates to the litigation settlements and associated legal fees of patent-related and anti-trust litigations.
(h)	Restructuring, integration, acquisition-related and other costs of $277.8 million primarily represent costs relating to the acquisition of Bausch & Lomb Holdings Incorporated, the restructuring of a manufacturing facility in Waterford, Ireland, the acquisition of Solta Medical, Inc., other Valeant restructuring and integration initiatives and the acquisition of OnPharma Inc. These include $123.8 million relating to duplicative labor, contract terminations, integration consulting, transition services, and other, $102.9 million relating to employee severance costs, $27.6 million relating to facility closure costs, $12.6 million relating to other, $4.5 million relating to non-personnel manufacturing integration costs, $3.5 million relating to stock-based compensation, $2.1 million relating to acquisition costs and $0.8 million of other non-cash charges.
(i)	Restructuring, integration, acquisition-related and other costs of $118.4 million represent costs related to the acquisitions of Medicis Pharmaceutical Corporation, Obagi Medical Products, Inc. and internal Valeant restructuring and integration initiatives. These include $49.9 million related to integration consulting, duplicative labor, transition services, and other, $27.4 million related to employee severance costs, $15.8 million related to acquisition costs, $9.3 million related to facility closure costs, $7.5 million related to other, $3.5 million of other non-cash charges, $2.2 million stock-based compensation and $2.8 million related to non-personnel manufacturing integration costs.
(j)	Non-cash interest expense associated with amortization of deferred financing costs and debt discounts for the six months ended June 30, 2014 is $23.4 million. For the six months ended June 30, 2013 non-cash interest expense associated with amortization and write-down of deferred financing costs, debt discounts and ASC 470-20 (FSP APB 14-1) interest is $42.9 million.
(k)	Unrealized foreign exchange loss on intercompany financing arrangements for the six months ended June 30, 2014 and 2013 of $7.2 million and $8.3 million, respectively.
(l)	Total tax effect of non-GAAP pre-tax adjustments, resolution of uncertain tax positions and change in valuation allowance associated with deferred tax asset.

Valeant Pharmaceuticals International, Inc.	Table 3
Statement of Revenues - by Segment
For the Three and Six Months Ended June 30, 2014 and 2013
(In millions)

	Three Months Ended June 30,
Revenues (a)(b)	2014 GAAP	2013 GAAP	% Change	2014 currency impact	2014 excluding currency impact non-GAAP	% Change
Total U.S.	$1,038.1	$650.4	60%	$—	$1,038.1	60%
ROW Developed	441.6	149.4	196%	(0.1)	441.5	196%

Developed Markets	1,479.7	799.8	85%	(0.1)	1,479.6	85%
Emerging Markets-Europe/Middle East	303.4	179.4	69%	(2.6)	300.8	68%
Emerging Markets-Latin America	109.8	89.0	23%	9.3	119.1	34%
Emerging Markets-Asia/Africa	148.2	27.5	439%	2.6	150.8	448%

Emerging Markets	561.4	295.9	90%	9.3	570.7	93%

Total revenues	$2,041.1	$1,095.7	86%	$9.2	$2,050.3	87%

	Six Months Ended June 30,
Revenues (a)(b)	2014 GAAP	2013 GAAP	% Change	2014 currency impact	2014 excluding currency impact non-GAAP	% Change
Total U.S.	$2,044.5	$1,293.1	58%	$—	$2,044.5	58%
ROW Developed	857.0	287.0	199%	12.7	869.7	203%

Developed Markets	2,901.5	1,580.1	84%	12.7	2,914.2	84%
Emerging Markets-Europe/Middle East	540.5	359.9	50%	2.4	542.9	51%
Emerging Markets-Latin America	209.1	170.7	22%	22.5	231.6	36%
Emerging Markets-Asia/Africa	276.2	53.4	417%	6.8	283.0	430%

Emerging Markets	1,025.8	584.0	76%	31.7	1,057.5	81%

Total revenues	$3,927.3	$2,164.1	81%	$44.4	$3,971.7	84%

(a)	Note: Currency effect for constant currency sales is determined by comparing 2014 reported amounts adjusted to exclude currency impact, calculated using 2013 monthly average exchange rates, to the actual 2013 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.
(b)	See footnote (a) to Table 2a.

Valeant Pharmaceuticals International, Inc.	Table 4
Reconciliation of GAAP Cost of Goods Sold to Non-GAAP Cost of Goods Sold - by Segment
For the Three and Six Months Ended June 30, 2014
(In millions)

4.1 Cost of goods sold (a)	Three Months Ended June 30,
	2014 as reported GAAP	% of product sales	2014 fair value step-up adjustment to inventory and other non-GAAP (b)	2014 excluding fair value step-up adjustment to inventory and other non-GAAP	% of product sales
Developed Markets	$356.8	25%	$14.2	$342.6	24%
Emerging Markets	212.8	39%	3.5	209.3	38%

	$569.6	29%	$17.7	$551.9	28%

	Six Months Ended June 30,
	2014 as reported GAAP	% of product sales	2014 fair value step-up adjustment to inventory and other non-GAAP (c)	2014 excluding fair value step-up adjustment to inventory and other non-GAAP	% of product sales
Developed Markets	$686.4	24%	$31.3	$655.1	23%
Emerging Markets	387.3	38%	6.0	381.3	38%

	$1,073.7	28%	$37.3	$1,036.4	27%

(a)	See footnote (a) to Table 2a.
(b)	Developed Markets include $6.2 million of fair value step-up adjustment to inventory, $2.1 million of integration related tech transfer costs and $1.5 million BMS fair value inventory adjustment and PP&E net step up adjustment of $4.4 million. Emerging Markets include ($1.9) million of fair value step down adjustment to inventory, $4.9 million of integration related tech transfer costs and $0.5 million of PP&E step up adjustment.
(c)	Developed Markets include $13.4 million of fair value step-up adjustment to inventory, $5.9 million of integration related tech transfer costs and $3.0 million BMS fair value inventory adjustment and PP&E net step up adjustment of $9.0 million. Emerging Markets include ($3.8) million of fair value step down adjustment to inventory, $8.7 million of integration related tech transfer costs and $1.1 million of PP&E step up adjustment.

Valeant Pharmaceuticals International, Inc.	Table 5
Consolidated Balance Sheet and Other Data
(In millions)

5.1 Cash	As of June 30, 2014	As of December 31, 2013

Cash and cash equivalents	$531.2	$600.3
Marketable securities	—	—

Total cash and marketable securities	$531.2	$600.3

Debt

Series A-1 Tranche A Term Loan Facility	$225.5	$259.0
Series A-2 Tranche A Term Loan Facility	203.4	228.1
Series A-3 Tranche A Term Loan Facility	2,110.4	1,935.7
Series D-2 Tranche B Term Loan Facility	1,252.8	1,256.7
Series C-2 Tranche B Term Loan Facility	963.8	966.8
Series E-1 Tranche B Term Loan Facility	2,931.6	3,090.5
Senior Notes	9,626.0	9,618.9
Other	12.0	12.0

	17,325.5	17,367.7
Less: current portion	(266.7)	(204.8)

Total long-term debt	$17,058.8	$17,162.9

5.2 Summary of Cash Flow Statements	Three Months Ended June 30,
	2014	2013
Cash flow provided by (used in):

Net cash provided by operating activities (GAAP)	$376.0	$305.1
Restructuring, integration and acquisition-related costs (c)	142.0	58.0
Payment of accrued legal settlements	0.9	11.7
Tax benefit from stock options exercised (a)	—	11.8
Acquired in-process research and development	3.0	—
Cash Settlement of BOD Equity Awards	—	21.4
Working capital change related to business development activities	6.0	21.7
Changes in working capital related to restructuring, integration and acquisition-related costs(c)	(27.7)	(6.2)

Adjusted cash flow from operations (Non-GAAP) (b)	$500.2	$423.5

(a)	Includes stock option tax benefit which will reduce taxes in future periods.
(b)	See footnote (a) to Table 2a.
(c)	Total restructuring, integration and acquisition-related costs cash payments of $114.3 million are broken down as follows:

Project Type	Amount Paid

Bausch & Lomb	83.8
Solta	10.4
Intellectual property migration	4.4
Other	5.3
Europe	2.7
Obagi	2.4
OnPharma	2.1
Manufacturing integration (various deals)	1.8
Medicis	1.4

Total	114.3

Expense Type	Amount Paid

Integration related consulting, duplicative labor, transition services, and other	69.1
Severance payments	31.5
Facility closure costs, other manufacturing integration, and other	13.7

Total	114.3

Valeant Pharmaceuticals International, Inc.	Table 6
Organic Growth - by Segment
For the Three Months Ended June 30, 2014
(In millions)

	As reported
	For the Three Months Ended June 30, 2014
														Organic growth
											(a)	(b)		(b)	(b)
	(1) Jun QTD 2014	(1a) Jun QTD Same store Injectables	(1b) Jun QTD Same store w/o Inj	(2) Acq impact	(3) Jun QTD Same store	(4) Jun QTD 2013	(4a) Jun QTD Same store Injectables	(4b) Jun QTD 2013 w/o Inj	(5) Pro Forma Adj	(6) Pro Forma Jun QTD 2013	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1b)+(7)+ (8)+(9) / (6) (j)	Same store (3)+(7) / (4b)-(9) (j)

Total U.S. (c) (g)	1,016.9	(40.8)	976.1	397.5	578.6	639.6	(72.5)	567.1	344.7	911.8	—	—	15.4	9%	5%
ROW Developed (d) (h)	425.3	(4.3)	421.0	311.8	109.2	141.4	(3.7)	137.7	277.1	414.8	6.5	(6.9)	8.9	4%	–10%
Developed Markets	1,442.2	(45.1)	1,397.1	709.3	687.8	781.0	(76.2)	704.8	621.8	1,326.5	6.5	(6.9)	24.3	7%	2%
Emerging Markets (i)	552.0	(1.8)	550.2	250.7	299.5	287.1	(4.3)	282.8	230.9	513.8	1.6	8.2	4.6	10%	8%

Total product sales	1,994.1	(46.8)	1,947.3	959.9	987.4	1,068.1	(80.5)	987.6	852.7	1,840.3	8.0	1.2	28.8	8%	4%

	Excludes Generics
	For the Three Months Ended June 30, 2014
														Organic growth
	(f)					(f)					(a)	(b)		(b)	(b)
	(1) Jun QTD 2014	(1a) Jun QTD Same store Injectables	(1b) Jun QTD Same store w/o Inj	(2) Acq impact	(3) Jun QTD Same store	(4) Jun QTD 2013	(4a) Jun QTD Same store Injectables	(4b) Jun QTD 2013 w/o Inj	(5) Pro Forma Adj	(6) Pro Forma Jun QTD 2013	(7) Currency impact Same store	(8) Currency impact Acq	(9) Divestitures / Discontinuations (e)	Pro Forma (1b)+(7)+ (8)+(9) / (6) (j)	Same store (3)+(7) / (4b)-(9) (j)

Total U.S. (c) (g)	1,012.9	(40.8)	972.0	397.5	574.6	589.7	(72.5)	517.2	344.7	861.9	—	—	15.4	15%	15%
ROW Developed (d) (h)	418.4	(4.3)	414.1	311.8	102.4	126.7	(3.7)	123.0	277.1	400.1	6.5	(6.9)	8.9	6%	–5%
Developed Markets	1,431.3	(45.1)	1,386.2	709.3	677.0	716.4	(76.2)	640.2	621.8	1,262.0	6.5	(6.9)	24.3	12%	11%
Emerging Markets (i)	552.0	(1.8)	550.2	250.7	299.5	287.1	(4.3)	282.8	230.9	513.8	1.6	8.2	4.6	10%	8%

Total product sales	1,983.3	(46.8)	1,936.4	959.9	976.5	1,003.5	(80.5)	923.1	852.7	1,775.8	8.0	1.2	28.8	11%	10%

(a)	Note: Currency effect for constant currency sales is determined by comparing 2014 reported amounts adjusted to exclude currency impact, calculated using 2013 monthly average exchange rates, to the actual 2013 reported amounts. Constant currency sales is not a GAAP-defined measure of revenue growth. Constant currency sales as defined and presented by us may not be comparable to similar measures reported by other companies.
(b)	See footnote (a) to Table 2a.
(c)	Includes Valeant’s attributable portion of revenue from joint ventures (JV) - $2.1M Q2’13.
(d)	Includes Valeant’s attributable portion of revenue from joint ventures (JV) - $2.5M Q2’13.
(e)	Includes divestitures, discontinuations and supply interruptions.
(f)	Excludes Generic impact of $10.9M in Q2 ‘14 and $64.6M in Q2 ‘13.
(g)	Reflects Bausch & Lomb post-acquisition revenue of $368.4M for Q2’14 and $322.1M Q2’13 pro forma revenue adjustments.
(h)	Reflects Bausch & Lomb post-acquisition revenue of $294.1M Q2’14, currency impact of $6.8M Q2’14 and $264.9M Q2’13 pro forma revenue adjustments.
(i)	Reflects Bausch & Lomb post-acquisition revenue of $228.2M Q2’14, currency impact of $8.1M Q2’14 and $208.6M Q2’13 pro forma revenue adjustments.
(j)	Organic Growth Definitions:

Same Store (SS): This measure provides growth rates for businesses that have been owned for one year or more.

((Current Year Total product sales – acquisitions within the last year + YoY FX impact)- (Prior Year Total product sales – divestitures & discontinuations))/(Prior Year Total product sales – divestitures & discontinuations)

Pro Forma (PF): This measure provides year over year growth rates for the entire business, including those that have been acquired within the last year.

((Current Year Total product sales + YoY FX impact + divestitures or discontinuations) – (Prior Year Total product sales + Pro Forma impact of acquisitions within the last year))/(Prior Year Total product sales + Pro Forma impact of acquisitions within the last year).